UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31543	92-3550089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	FLUX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 14, 2025, Flux Power Holdings, Inc. (the “Company”) disclosed on a Form 12b-25 (the “Form 12b-25”) filed with the Securities and Exchange Commission (the “SEC”) that it will be unable to file its Quarterly Report on Form 10-Q for the quarter ended December 31 2025 (the “December Form 10-Q”) within the prescribed time period without unreasonable effort or expense due to (i) the delay in filing its Annual Report on Form 10-K for the fiscal year ended June 30, 2024 (the “Form 10-K”) resulting from the late completion of its audited financial statements for the fiscal year ended June 30, 2024, restatements of its audited consolidated financial statements for the fiscal years ended June 30, 2023 and 2022, and related restatements of unaudited consolidated interim financial statements within the fiscal years ended June 30, 2024, 2023 and 2022 (“Restated Financial Statements”), (ii) the pending completion of the unaudited financial statements for the quarterly period ended September 30, 2024 and filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2024 (the “September Form 10-Q”), and (iii) the recent engagement with a new independent registered public accounting firm for the fiscal year ending June 30, 2025.

The Company completed the restatement process and filed the Form 10-K with the SEC on January 29, 2025. The Form 10-K included the audited financial statements for the fiscal year ended June 30, 2024 and the Restated Financial Statements, which restatements resulted from errors relating primarily to inventory, untimely account reconciliation, exclusion of certain product warranty-related expenses within the proper periods, and incorrect presentation of non-cash debt issuance costs on the statement of cash flows as disclosed in the Form 10-K. The foregoing has caused a delay in the Company’s preparation and completion of its unaudited financial statements necessary to prepare and file the September Form 10-Q. Although the Company has commenced the process of preparation of the unaudited financial statements, the Company has not yet completed and filed its September Form 10-Q due to the ongoing financial review and reconciliation process. To ensure accuracy and consistency in its disclosure, the completion and filing of the September Form 10-Q is necessary before the Company can prepare, finalize and review the financial statements for the December Form 10-Q. In addition, as previously disclosed in the Current Report on Form 8-K/A filed with the SEC on January 31, 2025, the Company recently engaged Haskell & White LLP (“Haskell & White”) as its independent registered public accounting firm for the fiscal year ending June 30, 2025. The transition process requires additional time for Haskell & White to perform their review of the quarterly financial statements including predecessor auditor workpapers.

The Company is currently in the process of preparing and finalizing the unaudited financial statements for the September Form 10-Q, which is necessary for the filing of the December Form 10-Q. The Company is currently unable to estimate the timing for the filing of the September Form 10-Q and the December Form 10-Q but hopes to file as soon as practicable.

In the Form 12b-25, the Company indicated that it anticipated reporting a significant increase in administrative expenses relating to the restatement process. The increased expenses are a direct result of non-recurring charges associated with the restatement process, severance payments to an executive employee and the accrual of separation payments to be made to Ronald F. Dutt, the Chief Executive Officer, upon his retirement. As a result, the registrant expects to report an increase in net loss of approximately $1,000,000 and $500,000 for the three and six months ended December 31, 2024, respectively, as compared to the corresponding period in 2023. The foregoing figures are preliminary and such preliminary estimates are subject to change based on the completion and review of the unaudited financial statements. In addition, since the Company is still in the process of preparing and finalizing its unaudited financial statements for the quarter ended September 30, 2024, which completion will be required for the preparation and finalization of the unaudited financial statements for the quarter ended December 31, 2024, the Company indicated that it is currently unable to provide a reasonable estimate of any additional significant changes in its results of operations for the quarterly period ended December 31, 2024, as compared to the corresponding period in 2023 and the quarterly period ended September 30, 2024, as compared to the corresponding quarterly period in 2023

Forward-Looking Statement Disclaimer

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Words such as “expect,” “will,” “anticipates,” “estimates” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s preliminary estimated financial results, anticipated net loss, the expected completion of the Company’s financial statements and the expected filing timeline for the filing of the September Form 10-Q and the December Form 10-Q, which reflect the Company’s expectations based upon information presently available to the Company and assumptions that it believes to be reasonable. Because such statements are based on the Company’s current expectations and remains subject to completion and review of the Company’s financial statements, such statements are not statements of fact and actual results may differ materially from those projected or estimated and investors are cautioned not to place undue reliance on these forward-looking statements. The preliminary financial results discussed in this filing are based on currently available information and remain subject to completion and review of the Company’s financial statements. Actual results may vary from these estimates, and the Company undertakes no obligation to update these forward-looking statements except as required by law. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.
a Nevada corporation

	By:	/s/ Ronald F. Dutt
Ronald F. Dutt,
Chief Executive Officer

Dated: February 14, 2025

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